                                  Exhibit 24



                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BankBoston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, Henrique de Campos Meirelles, Susannah M. Swihart, Kathleen M. McGillycuddy, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shelf registration of $1,500,000,000 of debt and equity securities to be offered by the Corporation from time to time and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

     SIGNATURE                          TITLE                              DATE
     ---------                          -----                              ----
                                        Chairman and
                                        Chief Executive Officer
                                        and Director                       September 24, 1998
/s/ CHARLES K. GIFFORD                  (Chief Executive Officer)
-----------------------------------
     (Charles K. Gifford)

                                        President and Chief
/s/ HENRIQUE de CAMPOS MEIRELLES        Operating Officer and              September 23, 1998
-----------------------------------     Director
     (Henrique de Campos Meirelles)


                                        Vice Chairman,
/s/ SUSANNAH M. SWIHART                 Chief Financial Officer            September 23, 1998
-----------------------------------     and Treasurer
     (Susannah M. Swihart)              (Chief Financial Officer)



/s/ ROBERT T. JEFFERSON                 Comptroller                        September 24, 1998
-----------------------------------     (Chief Accounting Officer)
     (Robert T. Jefferson)

                   SIGNATURE                                TITLE                            DATE
                   ---------                                -----                            ----
/s/ WAYNE A. BUDD                                          Director                    September 24, 1998
-----------------------------------------------
     (Wayne A. Budd)

/s/ WILLIAM F. CONNELL                                     Director                    September 24, 1998
-----------------------------------------------
     (William F. Connell)

/s/ GARY L. COUNTRYMAN                                     Director                    September 24, 1998
-----------------------------------------------
     (Gary L. Countryman)

/s/ WILLIAM M. CROZIER, JR.                                Director                    September 24, 1998
-----------------------------------------------
     (William M. Crozier, Jr.)

/s/ ALICE F. EMERSON                                       Director                    September 24, 1998
-----------------------------------------------
     (Alice F. Emerson)

/s/ THOMAS J. MAY                                          Director                    September 24, 1998
-----------------------------------------------
     (Thomas J. May)

/s/ DONALD F. MCHENRY                                      Director                    September 24, 1998
-----------------------------------------------
     (Donald F. McHenry)

/s/ PAUL C. O'BRIEN                                        Director                    September 24, 1998
-----------------------------------------------
     (Paul C. O'Brien)

/s/ THOMAS R. PIPER                                        Director                    September 24, 1998
-----------------------------------------------
     (Thomas R. Piper)

/s/ FRANCENE S. RODGERS                                    Director                    September 24, 1998
-----------------------------------------------
     (Francene S. Rodgers)

/s/ JOHN W. ROWE                                           Director                    September 24, 1998
-----------------------------------------------
     (John W. Rowe)

/s/ GLENN P. STREHLE                                       Director                    September 24, 1998
-----------------------------------------------
     (Glenn P. Strehle)

/s/ WILLIAM C. VAN FAASEN                                  Director                    September 24, 1998
-----------------------------------------------
     (William C. Van Faasen)

/s/ THOMAS B. WHEELER                                      Director                    September 24, 1998
-----------------------------------------------
     (Thomas B. Wheeler)

/s/ ALFRED M. ZEIEN                                        Director                    September 24, 1998
-----------------------------------------------
    (Alfred M. Zeien)